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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-78671 and 333-36806) of Scient Corporation, Inc. of our report dated April 24, 2000 relating to the consolidated financial statements, which appears in this Annual Report on Form 10-K.

PricewaterhouseCoopers LLP

/s/ PricewaterhouseCoopers LLP
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San Jose, California
June 28, 2000

                                      S-24